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                                                                   EXHIBIT 10.16

                          STOCK SUBSCRIPTION AGREEMENT
                         AMERICAN STONE INDUSTRIES, INC.

                  The undersigned hereby subscribes for 60,000 shares of Common Stock, $.01 par value per share (the "Stock"), of American Stone Industries, Inc., a Delaware corporation (the "Corporation"), and hereby agrees to pay in cash therefor the aggregate price of Two Hundred and Ten Thousand Dollars ($210,000), or Three Dollars and Fifty Cents ($3.50) per share.

The undersigned hereby acknowledges that the Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act with respect to the Stock has become effective or unless the undersigned establishes to the satisfaction of the Corporation that an exemption from such registration is available. The undersigned acknowledges that all certificates for the Stock shall bear the following legend regarding restrictions on transfer:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY SHARES THAT MAY BE ISSUED UPON THE CONVERSION OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER THE SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

                  The undersigned represents and warrants that (i) the Stock is not being acquired on behalf of any other person, (ii) the Stock is being acquired for investment and not with a view to distribution or to divide the undersigned's participation with others or resell or otherwise transfer the Stock, and (iii) neither the undersigned nor anyone acting on the undersigned's behalf has paid any commission or other remuneration to any person in connection with the purchase of the Stock.

                  The undersigned represents and warrants that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.


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Name     Roulston Ventures Limited Partnership      Taxpayer I.D. No. 34-1759043
         -------------------------------------                        ----------

Address  4000 Chester Avenue
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City     Cleveland                                  State  OH         Zip 44103
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Date:    September 30, 1998                /s/ Thomas H. Roulston II
                                           -------------------------------------
                                           Roulston Ventures Limited Partnership
                                           By:  Thomas H. Roulston II
                                                General Partner


                                   ACCEPTANCE
                                   ----------

                  This Subscription Agreement is hereby accepted on behalf of American Stone Industries, Inc.


Date:  September 30, 1998                         /s/ David Tyrrell
                                                  ------------------------------
                                                      David Tyrrell
                                                      President